TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST

YOUR FUND'S OBJECTIVE:

The Templeton Global Governments Income Trust seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of governments and government agencies of various nations throughout the world.

April 15, 1997

Dear Shareholder:

We are pleased to bring you this semi-annual report of the Templeton Global Governments Income Trust, which covers the six months ended February 28, 1997.

During the period under review, interest rates fell in almost all global bond markets, increasing the value of these fixed-income securities. However, at the same time, the U.S. dollar rose against most foreign currencies, reducing returns for U.S. holders of foreign bonds. Since these events affected markets differently, market selection and currency management were two key factors affecting the Fund's performance. As discussed in the Performance Summary on page 5, the Fund provided a six-month total return of 7.81% in market-price terms and 5.37% in terms of net asset value.

During the summer of 1996, many bond investors feared that strong economic growth, especially in

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

Geographic Distribution of Issuers of Securities on 2/28/97
Based on Total New Assets

                                   [PIE CHART]

European Stocks                          38.8%

United States Stocks                     26.3%

Latin American Stocks                    14.2%

Australian & New Zealand Stocks          11.8%

Canadian Stocks                           8.1%

Asian Stocks                              0.8%


the U.S., would lead to higher interest rates. However, the U.S. Federal Reserve did not raise interest rates at its September meeting, signaling confidence in the economy's ability to expand without significant inflation. Reports released later indicated that U.S. economic growth had, in fact, "slowed" during the third quarter of 1996. This boosted investors' expectations for bonds, and from September 1 to the end of the reporting period, bond prices rose, and the yield on the U.S. ten-year Treasury fell, from nearly 7.00% to approximately 6.5%.(1)

Interest rates in most foreign markets also fell during the period. Attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to an even greater interest-rate drop in Europe than in the United States. Italian ten-year government bond yields declined from 8.32% to 6.38%, while the equivalent bond yields in France fell from 6.49% to 5.41%. Rates in most other European countries decreased by a comparable amount. Japan was the only industrial country where yields fell less than in the U.S. With short-term rates at approximately 0.3%, Japanese monetary authorities could do little to lower interest rates in an effort to stimulate their moribund economy.

While the interest-rate environment was generally beneficial for U.S. investors in global bonds, the foreign exchange market was decidedly less so. Because interest rates fell by a greater amount in almost all of the industrial world than in the


1. Source: Federal Reserve Board.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

Portfolio Breakdown on 2/28/97
Based on Total Net Assets

Government Bonds                                   88.8%

Corporate Bonds                                     1.7%

Short-Term Obligations & Other Net Assets           9.5%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 9 OF THIS REPORT. SHORT-TERM OBLIGATIONS & OTHER NET ASSETS INCLUDES A 0.2% UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS.


United States, the value of the dollar rose. The strength of the U.S. economy also enhanced the appeal of the dollar, and only two major currencies appreciated against it -- the British pound by 4.39% and the Canadian dollar by 0.04%. The currencies of all other major industrial countries declined, sometimes significantly, versus the dollar. For example, the German mark fell 12.26%, the Japanese yen 9.31%, and the Italian lira 10.79%.

The above factors had a significant impact on the debt securities of emerging market nations. Their higher yields were extremely attractive to investors, and in an environment of foreign currency depreciation, their denomination in U.S. dollars made these securities even more appealing. As a result, bond markets in emerging market countries performed extremely well.

Responding to these conditions, we maintained our holdings of emerging market debt, while reducing the Fund's exposure to depreciating foreign currencies. We decreased our holdings in Spain, from 6.8% to 1.8%; in Denmark, from 7.1% to 3.7%; in Italy, from 10.6% to 8.3%; and in the U.K., from 8.1% to 4.6%. But, believing that Germany's economy represented a better prospect for meeting investors' expectations than many of Europe's other economies, we increased our investment in German bonds, from 2.9% at the beginning of the period, to 16.7% at the end.

During the six months under review, we made extensive use of currency hedges to increase our exposure to the U.S. dollar. By the end of the period, our total exposure to the U.S. dollar represented 59.5% of the Fund, up from 44.5% at the end of August 1996. We perceive further currency depreciation as a very real risk in Europe, and will continue hedging the Fund's currency holdings, seeking to protect the dollar value of the portfolio. Our exposure to interest-rate risk has remained roughly constant over the period, with the Fund's average bond maturity remaining at 6.1 years.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of developing markets.

We thank you for your participation in the Templeton Global Governments Income Trust and welcome any comments or suggestions you may have.



Sincerely,

/s/ Neil S. Devlin
-------------------
Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Governments Income Trust


On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Trust's shares of beneficial interest (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Global Governments Income Trust produced a total return of 7.81% for the six-month period ended February 28, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 5.37% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, Templeton Global Governments Income Trust shareholders received income distributions of 30 cents ($0.30) per share. The Fund's closing price on the New York Stock Exchange (NYSE) increased 25 cents ($0.25), from $7.125 on August 31, 1996 to $7.375 on February 28, 1997, and the
Fund's net asset value per share increased 13 cents ($0.13), from $8.01 on August 31, 1996 to $8.14 on February 28, 1997. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

Periods Ended 2/28/97

                                                                         Since
                                                                       Inception
                                      One-Year       Five-Year        (11/22/88)
Cumulative Total Return(1)
 Based on change
 in net asset value                     10.80%          40.88%          87.97%
 Based on change
 in market price                        12.47%          21.47%          61.86%

Average Annual Total Return(2)
 Based on change
 in net asset value                     10.80%           7.10%           7.93%
 Based on change
 in market price                        12.47%           3.97%           6.00%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All total return calculations assume reinvestment of distributions at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Investment return and principal value will fluctuate with market conditions, currencies and the political and economic climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED AUGUST 31
                                              FEBRUARY 28, 1997      ---------------------------------------------------
                                                 (UNAUDITED)         1996        1995       1994+        1993        1992
                                                 -----------       --------    --------    --------    --------    --------
Net asset value, beginning of period              $    8.01        $   7.71    $   7.56    $   8.37    $   9.04    $   8.54
                                                   --------        --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                                .29             .60         .64         .64         .74         .84
   Net realized and unrealized gain (loss)              .14             .30         .15        (.81)       (.55)        .50
                                                   --------        --------    --------    --------    --------    --------
Total from investment operations                        .43             .90         .79        (.17)        .19        1.34
                                                   --------        --------    --------    --------    --------    --------
Distributions:
   Dividends from net investment income                (.30)           (.35)       (.59)         --        (.53)       (.84)
   Distributions from net realized gains                 --              --          --        (.07)       (.21)         --
   Amount in excess of net investment
     income                                              --              --        (.05)       (.05)       (.06)         --
   Tax basis return of capital                           --            (.25)         --        (.52)       (.06)         --
                                                   --------        --------    --------    --------    --------    --------
Total distributions                                    (.30)           (.60)       (.64)       (.64)       (.86)       (.84)
                                                   --------        --------    --------    --------    --------    --------
Change in net asset value                               .13             .30         .15        (.81)       (.67)        .50
                                                   --------        --------    --------    --------    --------    --------
Net asset value, end of period                    $    8.14        $   8.01    $   7.71    $   7.56    $   8.37    $   9.04
                                                   ========        ========    ========    ========    ========    ========
TOTAL RETURN*
Based on market value per share                       7.81%          10.66%      15.87%    (16.41)%     (2.15)%      17.02%
Based on net asset value per share                    5.37%          12.95%      11.92%     (1.71)%       2.46%      16.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                   $ 185,935        $183,011    $176,212    $172,586    $190,358    $200,814
Ratio of expenses to average net assets                .94%**          .96%       1.03%       1.06%       1.05%       1.08%
Ratio of net investment income to average
  net assets                                          7.04%**         7.50%       8.43%       8.04%       8.83%       9.40%
Portfolio turnover rate                              97.09%         116.55%     111.03%     134.83%     279.24%     306.92%

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 88.8%
---------------------------------------------------------------------------------------------------------------------
                           Buoni Poliennali del Tes:
 2,665,000,000        Itl. 12.00%, 1/17/99                                                                $  1,701,280
 5,680,000,000        Itl. 10.50%, 11/01/00                                                                  3,706,246
 5,330,000,000        Itl. 10.50%, 9/01/05                                                                   3,724,273
    19,200,000        Dem. Federal Republic of Germany, 8.00%, 7/22/02                                      13,141,546
    26,455,000        Dem. Federal Republic of Germany, Unity, 8.00%, 1/21/02                               17,983,345
    18,765,000        Aus. Government of Australia, 10.00%, 10/15/02                                        16,316,726
                           Government of Brazil:
     3,420,000        U.S. 8.875%, 11/05/01                                                                  3,450,780
     1,110,000        U.S. 5.00%, 4/15/24                                                                      729,131
                           Government of Canada:
     1,104,000        Can. 10.50%, 3/01/01                                                                     956,727
    13,400,000        Can. 9.75%, 12/01/01                                                                  11,497,758
       620,000        Can. 10.25%, 2/01/04                                                                     559,381
     2,200,000        Can. 9.75%, 6/01/21                                                                    2,110,597
 9,605,000,000        Itl. Government of Italy, 10.50%, 7/15/00                                              6,251,725
     7,380,000        N.Z. Government of New Zealand, 10.00%, 3/15/02                                        5,610,461
   406,230,000         Sp. Government of Spain, 12.25%, 3/25/00                                              3,317,118
                           Kingdom of Denmark:
     2,310,000        Den. 9.00%, 11/15/00                                                                     410,154
    18,918,000        Den. 8.00%, 11/15/01                                                                   3,293,424
    18,096,000        Den. 8.00%, 5/15/03                                                                    3,160,449
                           Republic of Argentina:
     1,615,000        U.S. 10.95%, 11/01/99                                                                  1,715,937
     6,530,000        U.S. 8.375%, 12/20/03                                                                  6,309,612
     4,030,000        U.S. 5.25%, VRN, 3/31/23                                                               2,684,987
     1,000,000        U.S. Republic of Venezuela, 6.75%, 3/31/20, Par Bond B                                   770,000
                           Sweden Kingdom:
    10,200,000        Swe. 13.00%, 6/15/01                                                                   1,741,312
    32,700,000        Swe. 10.25%, 5/05/03                                                                   5,286,655
     4,670,000        U.K. United Kingdom, 9.75%, 8/27/02                                                    8,528,491
     8,445,000        U.S. U.S. Treasury Bonds, 6.375%, 8/15/02                                              8,437,079
                           U.S. Treasury Notes:
    13,170,000        U.S. 6.25%, 8/31/00                                                                   13,157,647
     9,118,000        U.S. 7.25%, 8/15/04                                                                    9,514,059
                           United Mexican States:
     4,210,000        U.S. 9.75%, 2/06/01                                                                    4,394,187
     2,500,000        U.S. A, 6.25%, 12/31/19                                                                1,914,063
     3,000,000        U.S. Venezuela Front Load Interest Reduction Bond, A, 3/31/07                          2,728,125
                                                                                                          ------------
                                       TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $167,910,403)   165,103,275
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                              VALUE

----------------------------------------------------------------------------------------------------------------------
BONDS--CORPORATE: 1.7%
 ---------------------------------------------------------------------------------------------------------------------
     1,815,188        U.S. Electricidad de Caracas, FRN, 9/30/03                                          $  1,629,132
     1,525,000        U.S. Essar Gujarat Ltd., FRN, 7/15/99, 144A                                            1,475,437
                                                                                                          ------------
                                                                TOTAL BONDS--CORPORATE (cost $2,829,112)     3,104,569
----------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATION: 0.4% (cost $739,682)
----------------------------------------------------------------------------------------------------------------------
       740,000        U.S. Federal Home Loan Mortgage Corp., 5.13%, 3/13/97                                    738,923
----------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS: 90.9% (cost $171,479,197)   168,946,767
UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.2%                                                            492,183
                                                                    OTHER ASSETS, LESS LIABILITIES: 8.9%    16,496,270
                                                                                                          ------------
                                                                                TOTAL NET ASSETS: 100.0%  $185,935,220
                                                                                                          ============

* CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)
Assets:
   Investments in securities, at value
      (identified cost $171,479,197)         $168,946,767
   Receivables:
      Investment securities sold              24,308,843
      Interest                                 3,844,053
   Unrealized gains on forward exchange
      contracts (Note 6)                         731,193
                                             -----------
         Total assets                        197,830,856
                                             -----------
Liabilities:
   Payables:
      Investment securities purchased         10,276,565
      Dividends                                1,142,141
   Unrealized loss on forward exchange
      contracts (Note 6)                         239,010
   Accrued expenses                              237,920
                                             -----------
         Total liabilities                    11,895,636
                                             -----------
Net assets, at value                         $185,935,220
                                             =============
Net assets consist of:
   Distributions in excess of net
      investment income                      $(1,417,117)
   Net unrealized depreciation                (2,190,905)
   Accumulated net realized gain               2,011,059
   Net capital paid in on shares of
      beneficial interest                    187,532,183
                                             -----------
Net assets, at value                         $185,935,220
                                             =============
Shares outstanding                            22,842,821
                                             =============
Net asset value per share
   ($185,935,220 / 22,842,821)               $      8.14
                                             =============
STATEMENT OF OPERATIONS
for the six months ended February 28, 1997
(unaudited)
Interest income:
   (net of $125,988 foreign
   taxes withheld)                               $7,457,962
Expenses:
   Management fees (Note 3)            513,916
   Administrative fees (Note 3)        233,597
   Transfer agent fees                  14,500
   Custodian fees                       20,000
   Reports to shareholders              40,500
   Audit fees                           14,000
   Legal fees                            2,000
   Registration and filing fees         32,500
   Trustees' fees and expenses           6,000
   Other                                 3,078
                                  ------------
      Total expenses                                880,091
                                                 ----------
         Net investment income                    6,577,871
Realized and unrealized
      gain (loss):
   Net realized gain on:
      Investments                    2,088,757
      Foreign currency
        transactions                 2,449,288
                                  ------------
                                     4,538,045
                                  ------------
   Net unrealized appreciation
     (depreciation) on:
      Investments                   (1,638,155)
      Foreign currency transla-
        tion of other assets and
        liabilities                    299,654
                                  ------------
                                    (1,338,501)
                                  ------------
      Net realized and
        unrealized gain                           3,199,544
                                                 ----------
Net increase in net assets
   resulting from operations                     $9,777,415
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                   FEBRUARY 28, 1997     YEAR ENDED
                                                                                      (UNAUDITED)      AUGUST 31, 1996
                                                                                   -----------------   ---------------
Increase in net assets:
   Operations:
      Net investment income                                                          $   6,577,871      $  13,620,166
      Net realized gain (loss) on investment and foreign currency transactions           4,538,045         (2,403,691)
      Net unrealized appreciation (depreciation)                                        (1,338,501)         9,287,665
                                                                                      ------------       ------------
         Net increase in net assets resulting from operations                            9,777,415         20,504,140
   Distributions to shareholders:
      From net investment income                                                        (6,852,846)        (8,073,916)
      Tax basis return of capital                                                               --         (5,631,777)
                                                                                      ------------       ------------
         Net increase in net assets                                                      2,924,569          6,798,447
Net assets:
   Beginning of period                                                                 183,010,651        176,212,204
                                                                                      ------------       ------------
   End of period                                                                     $ 185,935,220      $ 183,010,651
                                                                                      ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is a Massachusetts business trust and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities, including options, listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

E. FUTURES CONTRACTS:

The Fund may enter into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures as appreciation or depreciation in the contracts occurs.

F. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of February 28, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). During the six months ended February 28, 1997 and the year ended August 31, 1996, there were no share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund up to $200 million and 0.50% of the average daily net assets in excess of $200 million. The Fund pays FTSI monthly a fee of 0.25% per annum on the Fund's average daily net assets. FTSI has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. For its services, the FTSI pays to InterCapital a fee equal , on an annual basis, to 0.15% of the Fund's average net assets.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $166,841,764 and $175,699,074, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

         Unrealized appreciation                                                                  $ 1,289,312
         Unrealized depreciation                                                                   (3,821,742)
                                                                                                  -----------
         Net unrealized depreciation                                                              $(2,532,430)
                                                                                                  ===========

5. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis losses of $1,600,000 which may be carried over to offset future capital gains. Such losses expire in 2003.

6. FINANCIAL INSTRUMENTS

During the six months ended February 28, 1997, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At February 28, 1997, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

         Contracts to sell:
               8,300,000 Deutschemarks for 5,027,865 U.S. dollars, March 7, 1997                    $104,179
               9,700,000 Deutschemarks for 5,894,256 U.S. dollars, March 7, 1997                     140,069
               8,800,000 Deutschemarks for 5,237,316 U.S. dollars, March 7, 1997                      17,022
               8,800,000 Deutschemarks for 5,227,516 U.S. dollars, March 24, 1997                      1,794
                                                                                                    --------
                                                                                                     263,064
               Unrealized gain from offsetting forward exchange contracts                            468,129
                                                                                                    --------
                                                                                                     731,193
                                                                                                    --------
         Contracts to sell:
               24,300,000 Deutschemarks for 14,244,385 U.S. dollars, March 7, 1997                  (111,422)
               15,954,000 Deutschemarks for 9,429,078 U.S. dollars, March 7, 1997                    (35,077)
               10,247,000 Australian dollar for 7,892,598 U.S. dollars, March 13, 1997               (65,017)
                                                                                                    --------
                                                                                                    (211,516)
         Contracts to buy:
               16,133,000 Deutschemarks for 9,595,834 U.S. dollars, March 7, 1997                    (27,494)
                                                                                                    --------
                                                                                                    (239,010)
                                                                                                    --------
                     Net unrealized gain in forward exchange contracts                              $492,183
                                                                                                    ========

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, March 25, 1997 and April 1, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 25, 1997 and April 1, 1997. The purpose of the meeting was to elect four Trustees of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997, to consider a shareholder proposal to amend the Fund's Declaration of Trust to convert the Fund from a closed-end investment company to an open-end investment company and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Nicholas F. Brady, Edith E. Holiday, Charles
B. Johnson and Betty P. Krahmer. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. The proposal to amend the Fund's Declaration of Trust to convert the Fund from a closed-end investment company to an open-end investment company was rejected by shareholders. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of four (4) Trustees for the terms set forth below:

                                                          % OF                         % OF
                                                       OUTSTANDING                  OUTSTANDING
                                            FOR          SHARES        WITHHELD       SHARES
                                        -----------    -----------     --------     -----------
  Term Expiring 2000:
      Nicholas F. Brady                  18,686,541       81.80%       235,672          1.04%
      Edith E. Holiday                   18,688,789       81.81%       233,424          1.03%
      Charles B. Johnson                 18,735,887       82.02%       186,326          0.82%
      Betty P. Krahmer                   18,723,744       81.97%       198,469          0.87%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                          % OF                         % OF                        % OF
                                                       OUTSTANDING                  OUTSTANDING                 OUTSTANDING
                                            FOR          SHARES        AGAINST        SHARES        ABSTAIN       SHARES
                                        -----------    -----------     --------     -----------     -------     -----------
                                         18,612,364       81.48%        94,432          0.42%       215,417         0.94%

3. Rejection of the proposal to amend the Fund's Declaration of Trust to convert the Fund from a closed-end investment company to an open-end investment company:

                               % OF                          % OF                         % OF                          % OF
                            OUTSTANDING                   OUTSTANDING                  OUTSTANDING      BROKER       OUTSTANDING
                 FOR          SHARES         AGAINST        SHARES        ABSTAIN        SHARES        NON-VOTES       SHARES
              ----------    -----------     ---------     -----------     -------      -----------     ---------     -----------
               3,420,426       14.97%       7,172,310        31.40%       513,116          2.25%       7,816,361       34.22%

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan ( the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Dean Witter Trust Company, P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Dean Witter Trust Company (the "Plan Agent") or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. --Whenever the Trust declares dividends in either cash or common stock of the Trust, if the market price is equal to or exceeds net asset value at the valuation date (payable date), participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, the Plan Agent will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by the Plan Agent upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

--------------------------------------------------------------------------------

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center Plaza II
Jersey City, N.J. 07311

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published weekly in Barron's and in the Monday edition of the Wall Street Journal in a section called "Closed-End Bond Funds."

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 700 Central Avenue, St. Petersburg, FL 33701.

For information about dividends and shareholder accounts, call 1-800-526-3143.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.
GLOBAL GROWTH                             INCOME        FRANKLIN STATE-SPECIFIC
                                                        FUNDS SEEKING
Franklin Global Health Care Fund          Franklin Adjustable Rate
                                                        TAX-FREE INCOME
                                          Securities Fund
Franklin Templeton Japan Fund
                                          Franklin Adjustable U.S.
                                                        Alabama
Templeton Developing Markets Trust
                                          Government Securities Fund
                                                        Arizona*
Templeton Foreign Fund
                                          Franklin's AGE High Income Fund
                                                        Arkansas**
Templeton Foreign Smaller
                                          Franklin Investment
Companies Fund                                          California*
                                          Grade Income Fund
Templeton Global Infrastructure Fund
                                                        Colorado
                                          Franklin Short-Intermediate U.S.
Templeton Global
                                          Government Securities Fund
                                                        Connecticut
Opportunities Trust
                                          Franklin U.S. Government
                                                        Florida*
Templeton Global Real Estate Fund
                                          Securities Fund
                                                        Georgia
Templeton Global Smaller
                                          Franklin Money Fund
Companies Fund                                          Hawaii**
                                          Franklin Federal Money Fund
Templeton Greater European Fund                         Indiana
Templeton Growth Fund                                   Kentucky
                                          FOR NON-U.S. INVESTORS:
Templeton Latin America Fund                            Louisiana
                                          Franklin Tax-Advantaged
                                          High Yield Securities Fund
Templeton Pacific Growth Fund                           Maryland
                                          Franklin Tax-Advantaged
Templeton World Fund                                    Massachusetts***
                                          International Bond Fund
                                                        Michigan*
                                          Franklin Tax-Advantaged U.S.
GLOBAL GROWTH AND INCOME
                                                        Minnesota***
                                          Government Securities Fund
Franklin Global Utilities Fund
                                                        Missouri
                                          FOR CORPORATIONS:
Franklin Templeton German
                                                        New Jersey
                                          Franklin Corporate Qualified
Government Bond Fund
                                                        New York*
                                          Dividend Fund
Franklin Templeton
                                                        North Carolina
Global Currency Fund
                                                        Ohio***
Mutual European Fund
                                          FRANKLIN FUNDS SEEKING
                                                        Oregon
Templeton Global Bond Fund
                                          TAX-FREE INCOME
                                                        Pennsylvania
Templeton Growth and Income Fund
                                          Federal Intermediate-Term
                                                        Tennessee**
                                          Tax-Free Income Fund
                                                        Texas
GLOBAL INCOME                             Federal Tax-Free Income Fund
                                                        Virginia
                                          High Yield Tax-Free Income Fund
Franklin Global Government
Income Fund
                                                        Washington**
                                          Insured Tax-Free Income Fund
Franklin Templeton Hard
                                          Puerto Rico Tax-Free Income Fund
                                                        VARIABLE ANNUITIES+
Currency Fund
                                          Tax-Exempt Money Fund
                                                        Franklin Valuemark(R)
Franklin Templeton High
Income Currency Fund
                                                        Franklin Templeton
                                                        Valuemark Income Plus
Templeton Americas
                                                        (an immediate annuity)
Government Securities Fund

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY). **THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97               GROWTH
                        Franklin Blue Chip Fund
                        Franklin California Growth Fund
                        Franklin DynaTech Fund
                        Franklin Equity Fund
                        Franklin Gold Fund
                        Franklin Growth Fund
                        Franklin MidCap Growth Fund
                        Franklin Small Cap Growth Fund
                        Mutual Discovery Fund
                        GROWTH AND INCOME
                        Franklin Asset Allocation Fund
                        Franklin Balance Sheet
                        Investment Fund
                        Franklin Convertible Securities Fund
                        Franklin Equity Income Fund
                        Franklin Income Fund
                        Franklin MicroCap Value Fund
                        Franklin Natural Resources Fund
                        Franklin Real Estate Securities Fund
                        Franklin Rising Dividends Fund
                        Franklin Strategic Income Fund
                        Franklin Utilities Fund
                        Franklin Value Fund
                        Mutual Beacon Fund
                        Mutual Qualified Fund
                        Mutual Shares Fund
                        Templeton American Trust, Inc.
                        FUND ALLOCATOR SERIES:
                        Franklin Templeton
                        Conservative Target Fund
                        Franklin Templeton
                        Moderate Target Fund
                        Franklin Templeton
                        Growth Target Fund

Templeton Global Governments
Income Trust

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Investors should be aware that the value of an investment made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [GRAPHIC]

TEMPLETON
GLOBAL GOVERNMENTS
INCOME
TRUST

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997
[50 YEAR FRANKLIN TEMPLETON STAMP]
                           [FRANKLIN TEMPLETON LOGO]

TLTGG S97 4/97
[RECYCLE LOGO]